UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2015

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

Item 5.07                                         Submission of Matters to a Vote of Security Holders.

On January 16, 2015, ARC Group Worldwide, Inc. (the “Company”) held its annual meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, 14,038,514 shares were represented in person or by proxy from the 15,080,121 shares of the Company’s common stock issued, outstanding and entitled to vote as of the record date of November 26, 2014.  The shares present in person or by proxy at the Annual Meeting represented 93.1% of the issued and outstanding shares and therefore constituted a quorum for the purpose of conducting the business of the meeting in accordance with the Company’s bylaws.  The following votes were cast in person or by proxy at the Annual Meeting:

Proposal 1

For the nominations for the election of directors of the Company, the following sets forth the votes received:

Nominees for Directors	For	Withheld	Broker Non-Vote*
Jason T. Young	12,306,248	207,533	1,524,733
Gregory D. Wallis	12,301,236	212,545	1,524,733
Eddie W. Neely	12,300,916	212,865	1,524,733
Todd A. Grimm	12,487,260	26,521	1,524,733
Drew M. Kelley	12,340,279	173,502	1,524,733

*“Broker Non-Votes” are votes submitted by brokers who presents the shares for purposes of quorum but do not have authority to vote on behalf of the owners of such shares.

The nominees receiving a plurality of all votes cast in person or by proxy at the Annual Meeting with respect to the voting for the Directors to serve until the next Annual Meeting and until their respective successors have been duly elected and qualified are therefore Jason T. Young, Gregory D. Wallis, Eddie W. Neely, Todd A. Grimm and Drew M. Kelley.

Proposal 2

To approve the 2014 Employee Stock Purchase Plan. The following results were obtained with respect to Proposal 2:

	For	Against	Abstain	Broker Non-Votes
Total Shares	12,476,588	33,106	4,087	1,524,733

There being a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” approval of the 2014 Employee Stock Purchase Plan, Proposal 2 was approved.

Proposal 3

To ratify the selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2015. The following results were obtained with respect to Proposal 3:

	For	Against	Abstain	Broker Non-Votes
Total Shares	13,947,032	33,791	57,691	0

There being a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” the ratification of the selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2015, Proposal 3 was approved.

No other business was taken at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.

Date: January 20, 2015	By:	/s/ Drew M. Kelley
Name: Drew M. Kelley
Title: Chief Financial Officer

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